UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



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      Nevada                        000-49735                    87-0642947
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  (State or other            (Commission File Number)          (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)


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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))


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Item 3.02.        Unregistered Sales of Equity Securities.

         Pursuant to the Common Stock and Warrant Purchase Agreement dated August 17, 2007 by and among IntraOp and the parties named therein (and described in the Form 8-K filed with the Commission on August 23, 2007), the parties had a second closing on October 24, 2007. At the second closing, IntraOp issued an aggregate of 20,418,444 shares of its common stock to the investors named in the Common Stock and Warrant Purchase Agreement for an aggregate payment of $1,633,475. In addition, holders of warrants issued on August 17, 2007 exercised such warrants for an aggregate of 212,029,781 shares of IntraOp common stock. The sale and issuance of the common stock was made pursuant to
Section 4(2) of the Securities Act of 1933, as amended. Proceeds from the sale of stock received by IntraOp will be used for general working capital purposes.

Item 8.01.        Other Events.

         IntraOp and the Holders named therein entered into an Amendment to Rights Agreement effective as of August 27, 2007, amending the Rights Agreement dated August 17, 2007 by and among IntraOp and the Holders. The Amendment to Rights Agreement is attached hereto as an exhibit.



Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number
------

10.43 Amendment to Rights Agreement dated as of August 17, 2007 by and among the Registrant and the other parties named therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTRAOP MEDICAL CORPORATION


Date: October  30, 2007                              By: /s/ Howard Solovei
                                                     ---------------------------
                                                     Howard Solovei
                                                     Chief Financial Officer